ARDEN REALTY LIMITED PARTNERSHIP
                  9100 WILSHIRE BOULEVARD
                        SUITE 700 E
              Beverly Hills, California 90212
                       (310)-271-8600
                     FAX (310)-274-6218

                      August 18, 1997

VIA FACSIMILE & FIRST CLASS MAIL

South Spalding Associates, L.L.C.
c/o Rubin-Pachulski Properties, Inc.
10351 Santa Monica Boulevard
Suite 410
Los Angeles, California 90025
Attn: Scott Dew

Re: 120 South Spalding Drive, Beverly Hills,
     California ("Property")

Gentlemen:

    Reference is made to that certain Sale and Purchase
Agreement and Escrow Agreement dated August 6, 1997, as supplemented by that certain side letter dated August
11, 1997 and amended by that certain Letter Amendment dated August 13, 1997 (collectively, "Agreement") between Arden Realty Limited Partnership, a Maryland limited partnership ("Purchaser") and South Spalding
Associates, L.L.C., a Delaware limited liability company ("Seller") for the sale and purchase of the above-reference Property. Capitalized terms not defined herein shall have the meaning given to them in the Agreement.

    Pursuant to the Agreement, the Purchase Price for the Property is $11,100,000. This Letter Amendment confirms that Seller does hereby credit Purchaser in the amount of $18,000.00 for certain long term maintenance issues at the Property as a reduction to the Purchase Price.
Therefore, the Purchase Price shall now be $11,082,000.00. In all other respects the Agreement shall be and remain in full force and effect as originally written.

    If the foregoing correctly reflects your understanding of our mutual agreement, please so indicate in the space provided below for your signature and return a copy of this Amendment to the undersigned and to the Escrow.

    Sincerely,

    ARDEN REALTY LIMITED PARTNERSHIP,
    a Maryland limited partnership

                       By: Arden Realty, Inc.
                           a Maryland corporation,
                           Its general partner


                           By:/s/ Victor J. Coleman
                           Name: Victor J. Coleman
                           Title: President and COO





ACCEPTED AND AGREED TO:
this 19th day of August, 1997

SOUTH SPALDING ASSOCIATES, L.L.C.
a Delaware limited liability company


By:/s/ Richard Pachulski
   Name: Richard Pachulski
   Title: Secretary

cc: David Klein, Esq.       (310) 788-2738
    Brigitta B. Troy        (310) 274-6218
    Richard S. Ziman        (310) 274-6218
    Kenneth R. Blumer, Esq. (310) 201-4746